SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  Registrant     [X]
Filed  by  a  Party  other  than  the  Registrant     [  ]

Check  the  appropriate  box:

[ ]  Preliminary Proxy Statement                                  [ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement                                        (as permitted by Rule 14a-6(e) (2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-1(c) or Rule 14a-12


                              IRT PROPERTY COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]   No  fee  required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate  number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed  maximum  aggregate  value  of  transaction:

            --------------------------------------------------------------------

      (5)   Total  fee  paid:

            --------------------------------------------------------------------

[ ]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount  Previously  Paid:

            --------------------------------------------------------------------

      (2)   Form,  Schedule  or  Registration  Statement  No.:

            --------------------------------------------------------------------

      (3)   Filing  Party:

            --------------------------------------------------------------------

      (4)   Date  Filed:

            --------------------------------------------------------------------

                              IRT PROPERTY COMPANY

                        200 GALLERIA PARKWAY, SUITE 1400
                             ATLANTA, GEORGIA 30339


      NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 30, 2002

To  our  Shareholders:

     Our 2002 Annual Meeting of Shareholders (together with any postponements or adjournments thereof, the "Annual Meeting") will be held at the Cobb Galleria Centre, Two Galleria Parkway, Room 106, Atlanta, Georgia, on Thursday, May 30, 2002, at 11:00 A.M. Eastern Time, for the following purposes:

     1. To elect six directors to serve until the 2003 Annual Meeting of Shareholders and until their successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record at the close of business on March 25, 2002 are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Meeting will be available at the Annual Meeting.

     Our Proxy Statement is enclosed along with our 2001 Annual Report to Shareholders, for the fiscal year ended December 31, 2001.


                                              By Order of the Board of Directors

                                              /s/ W. Benjamin Jones III

                                              W. BENJAMIN JONES III
                                              Executive Vice President
                                              and Secretary


Atlanta,  Georgia
April  30,  2002

YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE
MEETING  AND  VOTE  YOUR  SHARES  IN  PERSON.

                              IRT PROPERTY COMPANY

                        200 GALLERIA PARKWAY, SUITE 1400
                             ATLANTA, GEORGIA 30339

                    ------------------------------------------



             PROXY STATEMENT FOR 2002 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 30, 2002

                    ------------------------------------------

GENERAL

     The enclosed proxy is solicited by the Board of Directors of IRT Property Company (the "Company") for use at the Company's 2002 Annual Meeting of Shareholders (together with any postponements or adjournments thereof, the "Annual Meeting") to be held at 11:00 A.M. Eastern Time at the Cobb Galleria Centre, Two Galleria Parkway, Room 106, Atlanta, Georgia, on Thursday, May 30, 2002. The enclosed proxy is revocable at any time before its exercise at the Annual Meeting by (i) written notice to the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: IRT Property Company, 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339,
Attention:  W.  Benjamin  Jones  III,  Executive  Vice  President and Secretary.

     The Annual Meeting will be held for the following purposes: (i) to elect six directors to serve until the Company's 2003 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, and (ii) to transact such other business as may properly come before the Annual Meeting.

     The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. However, the persons named as proxies on the enclosed proxy card will have discretionary authority to vote in their judgment on any proposals properly presented at the Annual Meeting. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director if a director nominee is unable to serve for good cause and will not serve, and on matters incident to the conduct of the Annual Meeting.

     The 2001 Annual Report to Shareholders (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement. These materials are first being mailed to the Company's shareholders on or about April 30, 2002.

     As of March 25, 2002 (the "Record Date"), 30,542,176 shares of the Company's common stock, par value $1.00 per share ("Common Stock"), were issued and outstanding. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy.

     IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date.

     Proposal One, relating to the election of the nominees for directors, requires approval by a "plurality" of the votes cast by the shares of Common Stock entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as shares of Common Stock present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

     Any other proposal that is properly brought before the Annual Meeting will require approval by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. With respect to such proposals, abstentions will be counted, but "broker non-votes" will not be counted, as shares of Common Stock present for purposes of determining the presence of a quorum. Both abstentions and "broker non-votes" will be counted as votes cast against such proposals for purposes of determining whether such proposal has received sufficient votes for approval.

     In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

PROPOSAL  ONE  -  ELECTION  OF  DIRECTORS

     The members of the Company's Board of Directors are elected annually by the shareholders for a one-year term. Six incumbent directors have been nominated and have agreed to serve as directors if elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN INFORMATION CONCERNING NOMINEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

     The following table sets forth the name and age of each nominee for election to the Board of Directors of the Company and information as of March 25, 2002 regarding the beneficial ownership of the Company's Common Stock by each director of the Company, by the executive officers and by all directors and executive officers as a group. The amounts shown are based upon information furnished by the individuals named.

                                                                              COMPANY SHARES
                                                                                   OWNED            PERCENTAGE OF
                                                                              BENEFICIALLY AND       OUTSTANDING
NAME                                             CURRENT POSITION           NATURE OF BENEFICIAL     SHARES OWNED
(DIRECTOR SINCE)                    AGE            WITH COMPANY                 OWNERSHIP (1)      BENEFICIALLY (1)
----------------------------------  ---  ---------------------------------  ---------------------  ----------------
Thomas H. McAuley (2) (3)            56  Chairman, President and
(1987)                                   Chief Executive Officer, Director    389,424 (6) (7)                 1.26%

Thomas P. D'Arcy (2) (3) (5)         42  Director                               5,000 (6)                      (10)
(2001)

Patrick L. Flinn (2) (3) (5)         59  Director                              11,000 (6)                      (10)
(1997)

Homer B. Gibbs, Jr. (3) (4)          69  Director                              40,216 (6) (9)                  (10)
(1976)

Samuel W. Kendrick (2) (3) (4) (5)   62  Director                              16,690 (6)                      (10)
(1993)

Bruce A. Morrice (3) (4) (5)         68  Director                              24,504 (6) (9)                  (10)
(1986)


OTHER EXECUTIVE OFFICERS

James G. Levy                        43  Executive Vice President and          84,157 (6) (8) (9)              (10)
                                         Chief Financial Officer

W. Benjamin Jones III                51  Executive Vice President             184,155 (6) (7)                  (10)

Robert E. Mitzel                     53  Executive Vice President             177,591 (6) (7) (9)              (10)

E. Thornton Anderson                 39  Senior Vice President                 53,438 (6) (8)                  (10)

Daniel F. Lovett                     55  Senior Vice President                 90,809 (6) (8)                  (10)
                                                                            ---------------------  ----------------

All Directors, Nominees and
   Executive Officers as a Group
   (11 Persons)                                                              1,076,984                  3.34%  (11)
                                                                            =====================  ================

(1)  Information  relating to beneficial  ownership of Company Common  Stock in based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission.
Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power,"  which includes the power  to vote or  direct the  voting of  such security,  or "investment power,"  which includes the power to dispose of or to direct the disposition of such security.  The person is also deemed to be  a beneficial owner of any security of  which that person has a right  to acquire beneficial ownership within 60 days.
Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be  a beneficial owner of securities as  to which he or she may disclaim any beneficial  interest.
Accordingly, the directors are named as beneficial owners of shares  as to which they may  disclaim any  beneficial interest.

                                        3

(2)  Member  of  the  Executive  Committee.

(3)  Member  of  the  Nominating  Committee.

(4)  Member  of  the  Audit  Committee.

(5)  Member  of  the  Compensation  Committee.  The Compensation Committee also acts as the Stock Option Committee.

(6)  The  number  of  shares reflected as being owned includes 261,416 shares for Mr. McAuley; 5,000 shares for Mr.
D'Arcy;  10,000  shares  for  Mr.  Flinn;  16,250  shares each for Messrs. Gibbs and Morrice; 15,000 shares for Mr.
Kendrick; 74,716 shares for Mr. Levy; 116,308 shares for Messrs. Jones and Mitzel;  43,687 shares for Mr. Anderson;
and  78,153 shares for Mr. Lovett, which each has the right to acquire pursuant to the Company's Stock Option Plan.

(7)  Includes  47,904 shares received by Mr. McAuley and 23,952 shares received by each of Messrs. Jones and Mitzel of  restricted stock, pursuant to the Company's 1998 Long-Term Incentive Plan, with a fair market value on the date of  distribution  in  1998  of  $10.437  per  share.

(8)  Includes 8,333 shares received by Mr. Levy and 5,556 shares received by each of Messrs. Anderson and Lovett of restricted  stock, pursuant to the Company's 1998 Long-Term Incentive Plan, with a fair market value on the date of distribution  in  2000  of  $8.188  per  share.

(9)  The  number  of  shares  reflected as being beneficially owned by Mr. Morrice includes 2,966 shares owned by a marital  trust  and  1,000 shares owned by a profit sharing plan, over neither of which he has voting or investment power;  with  regards  to  Mr. Lovett includes 7,100 shares owned by a trust over which he has voting or investment power;  and  with  regards  to Messrs. Gibbs and Mitzel includes 4,500 and 392 shares, respectively, owned by their wives;  and  with  regards to Mr. Levy includes 400 and 102 shares owned by his wife and son, respectively. Messrs.
Morrice,  Gibbs, Levy, Mitzel and Lovett are deemed to be beneficial owners of such shares under the regulations of the  SEC,  but  they  disclaim  such  beneficial  ownership.

(10)  Less  than  1%.

(11)  Includes  690,588  shares  which the Company's executive officers have the right to acquire and 62,500 shares which  the  Company's  non-management  directors  have  the right to acquire pursuant to the Company's stock option plans.  Also, includes 5,394 shares owned by family of the directors and executive officers, 10,066 shares owned by trusts, and 1,000 shares owned by a profit sharing plan.  The directors and executive officers are deemed to be the beneficial  owners  of such shares under the regulations of the SEC, but they disclaim beneficial ownership in such shares  held  by  their  spouses,  trusts  and  profit  sharing  plans.

STOCK  OWNERSHIP  BY  CERTAIN  BENEFICIAL  OWNERS

     The following is the only person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                                                  AMOUNTS AND NATURE
                                                     OF BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER    DATE           OWNERSHIP           CLASS
------------------------------------  ---------  -------------------    -----------
E. Stanley Kroenke                    2/12/2002      2,100,000  (1)        6.89%
1001 Cherry Street Centre
Suite 308
Columbia, MO  65201


(1) This information is contained in a Schedule 13G dated February 12, 2002, filed by E. Stanley Kroenke with the Securities and Exchange Commission. Such
Schedule 13G states that the reporting person has shared voting and dispositive power with respect to the 2,100,000 shares.

PRINCIPAL  OCCUPATIONS  OF  NOMINEES  FOR  ELECTION  DURING  THE PAST FIVE YEARS

     The principal occupations during the past five years of the nominees for election as directors of the Company are as follows:

     Mr. McAuley has been President of the Company since October 1, 1995, and was named Chief Executive Officer of the Company on January 1, 1997, and Chairman in June 1998. He was regional partner of Faison Associates, Inc. ("Faison"), a real estate development and management company headquartered in Charlotte, North Carolina, from May 1993 through September 1995. From June 1988 to May 1993, he served as Chairman and Chief Executive Officer and part owner of Ewing Southeast Realty, Inc. ("Ewing"), an Atlanta, Georgia real estate company. Ewing was acquired by Faison Associates, Inc. ("Faison") on May 1, 1993, when Mr. McAuley became a partner with Faison. Mr. McAuley also currently serves as a director of RBC Centura Card Bank, a subsidiary of the Royal Bank of Canada.

     Mr. D'Arcy is currently occupied as President and Chief Executive Officer of Equity Investment Group. He was previously the President, Chief Executive Officer and a director of Bradley Real Estate from February 1996 to August 2000. He joined Bradley Real Estate in 1989 where he served in various positions within the company until being elected President, Chief Executive Officer and a director in 1996.

     Mr. Flinn is currently occupied as a private investor and serves as a director of Theragenics, Inc. (NYSE: TGX). He retired from BankSouth Corporation after serving as Chairman and Chief Executive Officer from August 1991 to January 1996.

     Mr. Gibbs is currently occupied as a private investor. He retired as Vice Chairman of Mid-South Financial Corporation, a Nashville, Tennessee mortgage banking firm, on January 1, 1994, a position he had held since 1986. Mr. Gibbs was in the mortgage banking industry for over 40 years, specializing in the financing of income producing properties.

     Mr. Kendrick, currently a real estate consultant, retired from Ruddick Investment Company ("RIC") after serving as President from November 1994 to April 1998. RIC, an affiliate of Harris Teeter, Inc. ("Harris Teeter"), a supermarket chain with principal executive offices in Charlotte, North Carolina, is involved in real estate development and venture capital investment. Mr. Kendrick served as Executive Vice President of Harris Teeter from July 1992 to

October 1994. Harris Teeter is a tenant in some of the shopping centers owned and managed by the Company.

     Mr. Morrice has been Managing Director of Morrice Financial Corp., a Dallas, Texas real estate finance and investment firm, since 1987.

EXECUTIVE  OFFICERS

     In addition to Thomas H. McAuley, President and Chief Executive Officer of the Company, the executive officers of the Company are as follows:

     James G. Levy has been Executive Vice President and Chief Financial Officer of the Company since April 2000. He served as Senior Vice President and Chief Accounting Officer from December 1998 to April 2000 and as Vice President and Treasurer from June 1994 to December 1998. From May 1993 to May 1994, he was with Faison, serving as Regional Comptroller.

     W. Benjamin Jones III has been employed by the Company since 1977, and has been Executive Vice President since May 1994 and Secretary since May 1998.

     Robert E. Mitzel has been with the Company since 1987, and has served as Executive Vice President since May 1994.

     E. Thornton Anderson has been the Company's Senior Vice President, Director of Leasing, since September 1999. From 1997 to 1999, he served as Vice President of the Company, and, from 1995 to 1997, he served as Assistant Vice President of the Company. He joined the Company in 1993 from the Sofran Group, an Atlanta-based development company, where he served as a leasing representative for five years.

     Daniel F. Lovett joined the Company in October 1994 as Vice President and Director of Construction and became Senior Vice President in February 1998. From 1979 to September 1994, he was with Southeast Shopping Centers Corp., a South Florida neighborhood and community shopping center developer, last serving as Vice President and Director of Construction and Development.

     The executive officers are elected by and serve at the pleasure of the Board of Directors.

COMMITTEES  OF  THE  BOARD  OF DIRECTORS, MEETINGS AND COMPENSATION OF DIRECTORS

     The Board of Directors has an Executive Committee, a Nominating Committee, an Audit Committee, and a Compensation Committee, which also serves as the Stock Option Committee.

     Executive Committee. The Executive Committee is comprised of Patrick L. Flinn, Samuel W. Kendrick, Thomas H. McAuley and Thomas P. D'Arcy. The Executive Committee may exercise all the powers of the Board of Directors between meetings of the Board, except as may be otherwise limited by law. The Executive Committee met in conjunction with the Company's Board of Directors, which held thirteen meetings during 2001.

     Nominating Committee. The Executive Committee may also serve as a Nominating Committee, which nominates persons to serve as directors of the Company. The full Board of Directors currently acts as the Nominating Committee. However, only Directors who are independent of the Company may vote to nominate any persons to serve as directors, whether such persons were recommended for nomination made by other members of the Nominating Committee or shareholders. As such, the Nominating Committee has nominated the six persons named in the foregoing table. No recommendations were submitted by shareholders with respect to the nomination of directors, and the Nominating Committee has no policy with respect to whether or not it would consider such recommendations by shareholders. The Nominating Committee met in conjunction with the Company's Board of Directors, which held thirteen meetings during 2001.

     Audit Committee. The Audit Committee, which is composed solely of outside directors, approves any transactions involving related parties, recommends to the Board of Directors the engagement of the independent auditors of the Company, and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee is comprised of Samuel W. Kendrick, Homer B. Gibbs, Jr. and
Bruce A. Morrice. The Audit Committee held four meetings during 2001. See "Report of the Audit Committee."

     Compensation Committee. The Compensation Committee, composed of outside directors, determines the salary and other compensation to be paid to the executive officers of the Company. The Compensation Committee is comprised of Bruce A. Morrice, Patrick L. Flinn, Thomas P. D'Arcy and Samuel W. Kendrick. The Compensation Committee also acts as the Stock Option Committee, and, in such capacity, is responsible for the administration of the Company's stock option plans. The Compensation Committee held one meeting during 2001. See
"Compensation  Committee  Report  on  Executive  Compensation."

     Board of Directors. During the Company's fiscal year ended December 31, 2001, the Company's Board of Directors held thirteen meetings, and each member of the Company's Board of Directors attended at least 75% of the aggregate number of meetings on the Board of Directors and committees thereof on which he served.

    The Company pays directors who are not also employees of the Company a retainer fee of $1,250 per month; $1,000 plus expenses for each Board meeting attended; $500 plus expenses for each Executive Committee, Audit Committee or Compensation Committee meeting attended; and $1,000 plus expenses for the Committee Chairman for each Committee meeting attended. Directors' fees in 2001 aggregated $120,250. In addition, each non-employee director receives nonqualified stock options to purchase 5,000 shares of the Company's Common Stock upon his or her election and each annual re-election to the Board of Directors.

     The Company adopted the IRT Property Company Deferred Compensation Plan for Outside Directors at the end of 1995. This plan allows non-employee directors to defer their director fees to the earlier of the date selected by the director or the date the director ceases to be a board member. Any such fees deferred will accrue interest monthly at an annual rate based on 13-week Treasury Bills. During 2001, no director fees were deferred in accordance with this plan.

     There are no family relationships among any of the directors and/or executive officers of the Company.

                             EXECUTIVE COMPENSATION

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and each of the four other most highly compensated executive officers whose total annual salary and bonus was in excess of $100,000 in fiscal year 2001 (collectively, the "Named Executive Officers"). The disclosure requirements for the Named Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

Overview  and  Philosophy

     The Compensation Committee, composed entirely of outside directors, determines the salary and other compensation to be paid to the executive officers of the Company. The Compensation Committee typically reviews the salary of each executive officer once each year at its November meeting. At that meeting, the Compensation Committee, acting as a Stock Option Committee, also usually determines the individuals to whom incentive stock options are to be awarded and the number of shares for which options are to be granted.

     The  Company's executive compensation program has three primary objectives:

     - Reward executives for long-term management focus and the enhancement of shareholder value.

     - Attract and retain key executives critical to the long-term success of the Company.

     -    Support  the  achievement  of  desired  Company  performance.

     In determining the compensation to be paid to the executive officers of the Company, the Compensation Committee considers compensation paid to other executives performing similar jobs within the industry. Some of the companies considered by the Compensation Committee to be of comparable size and complexity are included in the NAREIT All REIT Index included in the Comparative Stock Performance section of this Proxy Statement. In these comparisons, the Compensation Committee strives to fix the compensation of the Company's executive officers in the middle of the class of comparable companies. The Committee also considers the performance of the Company and the merits of the individual under consideration. Committee members use their discretion to set executive compensation where, in their judgment, external, internal or an individual's circumstances warrant it.

Executive  Officer  Compensation  Program

     The Company's executive officer compensation program is comprised of base salary, year-end additional cash compensation, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and life insurance generally available to all employees of the Company.

Base  Salary

     The Chief Executive Officer recommends to the Compensation Committee the base salary levels for the Company's other executive officers based on his evaluation of individual experience and performance, on his review of employee evaluation reports prepared by certain of the executive officers and in his subjective discretion on the overall operating performance of the Company. Base salary levels are then set in the discretion of the Compensation Committee after consideration of such recommendations. The Compensation Committee members also may consider salary levels of executive officers of other comparable companies.

Annual  Incentives

     The Chief Executive Officer recommends to the Compensation Committee the annual incentive compensation levels based on obtaining certain company operating performance criteria, as well as individual performance. As certain performance criteria were met, the Chief Executive Officer's recommendations for annual incentives were awarded as shown on the "Summary Compensation Table."

Long  Term  Incentives

     In order to more closely link the interests of the Company's shareholders and its employees, the Company maintains the 1998 Long-Term Incentive Plan. Stock Options, restricted stock, and other equity and non-equity awards may be granted pursuant to this Plan.

     For 2001, options were granted to the executive officers based upon their positions and a subjective assessment of individual performance. Generally, equity based incentive awards are targeted at the 50th percentile of the competitive market. The Company utilizes the same surveys and peer institutions for this purpose as it does in analyzing base salary while also taking into consideration options and restricted stock which has already been granted.

     In February 2000, the Committee adopted a dividend equivalent program for use in connection with certain stock option grants under the 1998 Long-Term Incentive Plan. The Committee believes that the program serves to fairly and adequately compensate the executive officers and intends the program to assist the Company in retaining those executives critical to the performance of the Company. Under this program, the executive officers granted nonqualified stock options in 2000 and 2001 are entitled to receive a cash payment at the dividend rate paid with respect to the Company's common stock for a portion of such options granted in 2000 and 2001 that remain unexercised. This dividend equivalent right also vested as to 25% of such option shares in 2000 and 2001 and vests as to an additional 25% annually in 2002, 2003, and 2004. The Company has traditionally paid dividends on restricted stock awards.

401(k)  Plan  and  Year-End  Additional  Cash  Compensation  Program

     In August 1996, the Company terminated its Year-End Additional Cash Compensation Program and adopted a 401(k) Plan. All employees who have completed one year of service and are at least 18 years of age are eligible to participate in the 401(k) Plan, and the Company matches 100% of employee contributions, up to 6% of each individual participant's compensation. Employees vest in the Company match based on length of service, with full vesting at 5 years of service.

Compensation  to  Chief  Executive  Officer

     Mr. McAuley has served as the Company's Chief Executive Officer since January 1, 1997, and has served as President since October 1, 1995 and Chairman since June 18, 1998.

     Mr. McAuley's base salary for 2001 was $347,110, as compared to $334,652 and $318,798 in each of 2000 and 1999. Mr. McAuley received a $100,000 performance bonus during 2001, as compared to no bonus in 2000 and a $100,000 bonus in 1999. Mr. McAuley also was awarded, during fiscal years 2001, 2000 and 1999, incentive stock options to purchase 12,000, 12,800 and 9,500 shares of Company Common Stock, respectively. Mr. McAuley was also granted 74,212 and 72,779 nonqualified stock options in 2001 and 2000, respectively, that included the dividend equivalent right described above.

     The Compensation Committee considered Mr. McAuley's role as Chairman, Chief Executive Officer and President during 2001, 2000 and 1999, and the salaries and benefits of other chief executive officers for similar companies within the industry in determining his cash compensation. The stock option awards to Mr. McAuley were based, among other things, on competitive practice within the industry, the Committee's perception of his past and expected contributions to the Company's long-term performance, and the $100,000 incentive stock option ("ISO") limitation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the Company. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the shareholders. The Compensation Committee has not and does not anticipate the need to develop a formal policy on this matter since the compensation of the Company's executive officers has been less than the limitations contemplated by Section 162(m).

                             COMPENSATION COMMITTEE
                           Bruce A. Morrice, Chairman
                                Patrick L. Flinn
                                Thomas P. D'Arcy
                               Samuel W. Kendrick

                                 March 25, 2002

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Messrs. Morrice, Flinn, D'Arcy and Kendrick are the sole members of the Compensation Committee, none of whom were officers or employees of the Company or any of its subsidiaries. The Company's Board of Directors designates the members and the Chairman of the Compensation Committee.


                                            Summary Compensation Table

                                            Annual Compensation (1)          Long-Term Compensation
                                     -------------------------------------  ------------------------
                                                                            Restricted   Securities         All
                                                            Other Annual      Stock      Underlying        Other
Name and Principal Position    Year   Salary   Bonus(3)   Compensation(2)     Awards     Options (#)  Compensation(6)
-----------------------------  ----  --------  ---------  ----------------  -----------  -----------  ----------------
Thomas H. McAuley              2001  $347,110  $ 100,000  $              -  $        -    86,212 (5)  $         10,500
Chairman, President            2000   334,652          -             3,500           -    85,579                11,350
  and Chief Executive Officer  1999   318,798    100,000             3,500           -     9,500                10,000

James G. Levy                  2001   150,000     22,000                 -           -    25,313 (5)            10,472
Executive Vice President and   2000   135,958          -                 -   68,226 (4)   25,028                 9,058
  Chief Financial Officer      1999   110,120     18,000             2,709           -     9,500                 6,607

W. Benjamin Jones III          2001   164,285     17,000                 -           -    27,168 (5)            10,500
Executive Vice President       2000   159,500          -                 -           -    27,365                10,609
                               1999   154,223     15,000                 -           -     9,500                 9,282

Robert E. Mitzel               2001   164,285     18,000                 -           -    27,168 (5)            10,500
Executive Vice President       2000   159,500          -                 -           -    27,365                11,084
                               1999   154,443     15,000                 -           -     9,500                 9,282

E. Thornton Anderson           2001   234,054     20,000                 -           -    15,133 (5)            10,500
Senior Vice President          2000   197,669          -                 -   45,490 (4)   19,879                12,410
                               1999   144,803      7,000                 -           -     4,000                 8,207


(1)  Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named
Executive  Officer,  exceed  $50,000  or  10%  of  such Named Executive Officer's annual salary and bonus in any year.

                                       10

(2) Year-End Additional Cash Compensation in lieu of pension under a benefit plan that was terminated upon adoption of its  401(k)  Plan.  No  future  benefits  will  be  paid  pursuant  to  the  plan.

(3) The 2001 and 1999  bonus amounts were paid pursuant to the 1998 Long-Term Incentive Plan based upon the attainment of  certain  performance  goals.  See  "Employment  Agreements."

(4)  Represents  the  value of 5,556 shares received by Mr. Anderson and 8,333 shares received by Mr. Levy pursuant to the  1998  Long-Term  Incentive Plan, with a fair market value on January 7, 2000 the date of distribution, of $8.1875 per  share.  The  fair market value of these shares based on the Company's common stock price at December 31, 2001 was
$147,223.  The  restricted  stock awards granted in 1998 for Messrs. Anderson and Levy provides that the shares of the restricted  stock shall vest 11.11% on January 31st of each year  commencing in 2000 and ending in 2008.  In 2001, the
Company  recognized  compensation  expense  of  $5,054  and  $7,581  for  Messrs. Anderson and Levy, respectively.  The restricted  stock  is  subject  to the Executive remaining an employee of the Company or the subsidiary, except in the case  of  death,  disability,  or  a  change  in control. Each individual receives quarterly dividend payments for all shares  under  this  plan.

(5)  Represents  stock  options  granted  for  12,000  to Messrs. McAuley, Jones, Mitzel and Levy pursuant to the 1998
Long-Term  Incentive Stock Plan. This also represents stock options in the amount of 7,000 granted to Mr. Anderson. In addition,  this  represents nonqualified options in the amounts of 74,212, 15,168, 15,168, 8,133 and 13,313 granted to
Messrs.  McAuley,  Jones,  Mitzel,  Anderson,  and  Levy,  respectively,  pursuant  to  the  1998  Long-Term Incentive
Compensation Plan with a dividend equivalent feature. Under this feature, the optionees are entitled to receive on the date  a  dividend  is  paid  on  the Company stock, a cash payment for the portion of the options granted  that remain unexercised. This dividend equivalent right vests as to 25% of such options shares in 2000-2003 for the 2000 grant and
2001-2004  for  the  2001  grant.

(6)  Represents  the  Company's  2001  matching  contribution  under  the  401(k)  Plan.

STOCK  OPTION  PLANS

     Long-term incentives are presently provided through the Company's 1989 Stock Option Plan (the "1989 Plan") and its 1998 Long-Term Incentive Plan (the "1998 Plan," and collectively with the 1989 Plan, the "Plans"). These Plans are intended to promote the long-term success of the Company by providing financial incentives to the directors, officers, and employees of the Company who are in positions to make significant contributions toward the success of the Company.

     Options granted under the Plans may be either incentive stock options (options that meet certain requirements of the Internal Revenue Code, thereby receiving special tax treatment) or nonqualified stock options (options that do not meet the special requirements for incentive stock options). Incentive Stock Options ("ISOs") may be granted only to persons who are employees of the Company, including members of the Board of Directors who are also employees of the Company. Nonqualified stock options ("NSOs") may also be granted to officers, directors and employees of the Company. Only the 1998 Plan also provides for awards of stock appreciation rights ("SARs"); however no SARs have been awarded.

     The Plans are administered by the Compensation Committee. Subject to the approval of the Board of Directors, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the number of shares for which options are granted (the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not, however, exceed $100,000, and no person shall be eligible to receive an ISO for shares in excess of such limitation), and the determination of whether an option shall be an ISO or a NSO. Options granted under the Plans are exercisable no later than 10 years from the date of grant with the exercise price being equal to 100% of the market value on the date of grant.

     In determining the grants of stock options to officers and employees of the Company, including the executive officers other than the Chief Executive Officer, the Compensation Committee reviewed with the Chief Executive Officer, the recommended individual awards, based on the respective performance, responsibilities, and contributions of each of the individuals under consideration, and the operating performance of the Company. The Compensation Committee also considered the expected performance requirements and contributions, as well as the position level, of each of these individuals. The Compensation Committee did not give consideration to current holdings of the Common Stock or options to purchase the Common Stock of the Company when making their decision regarding option awards.

     The following tables set forth (i) all individual grants of stock options made by the Company during fiscal 2001 to each of the Named Executive Officers
(all of which are granted under the 1998 Plan and exercisable immediately upon grant), (ii) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company,
(iii) the exercise price and expiration date of these options, and (iv) estimated potential realizable values assuming the stock price appreciates over a ten-year term at rates of 5% and 10% compounded annually.


                                      OPTION GRANTS IN FISCAL 2001

                                      INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                            -------------------------------------              VALUE AT ASSUMED ANNUAL
                            NUMBER OF    % OF TOTAL                                RATES OF STOCK
                            SECURITIES    OPTIONS                                 APPRECIATION FOR
                            UNDERLYING   GRANTED TO   EXERCISE OR                    OPTION TERM
                             OPTIONS     EMPLOYEES    BASE PRICE   EXPIRATION  ------------------------
NAME                        GRANTED (#)   IN 2001       ($/SH)        DATE          5%           10%
--------------------------  -----------  ----------  ------------  ----------  -------------  ---------
Incentive Stock Options
Thomas H. McAuley               12,000        2.39%  $      8.313      1/2/11  $    217,477   $394,181
James G. Levy                   12,000        2.39%         8.313      1/2/11       217,477    394,181
W. Benjamin Jones, III          12,000        2.39%         8.313      1/2/11       217,477    394,181
Robert E. Mitzel                12,000        2.39%         8.313      1/2/11       217,477    394,181
E. Thornton Anderson            12,000        2.39%         8.313      1/2/11       217,477    394,181

Nonqualified Stock Options
Thomas H. McAuley            74,212 (1)      14.79%  $      8.313      1/2/08  $    251,135   $585,251
James G. Levy                13,313 (1)       2.65%         8.313      1/2/08        45,051    104,989
W. Benjamin Jones, III       15,168 (1)       3.02%         8.313      1/2/08        51,329    119,618
Robert E. Mitzel             15,168 (1)       3.02%         8.313      1/2/08        51,329    119,618
E. Thornton Anderson          8,133 (1)       1.62%         8.313      1/2/08        27,522     64,139

(1)     Includes  a  dividend  equivalent  feature  as  described  in  the  Summary Compensation Table.

     The following table sets forth (i) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during 2001 by each of the Named Executive Officers, (ii) the total number and value of all outstanding, unexercised options (all of which are assumed exercisable) held by the Named Executive Officers as of the end of 2001, and (iii) the aggregate dollar value of all such unexercised options that are in-the-money; that is, when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option.


                                    AGGREGATED OPTION EXERCISES IN 2001
                                        AND YEAR-END OPTION VALUES

                     NUMBER OF SHARES                      NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                        ACQUIRED ON                       UNDERLYING UNEXERCISED        IN-THE-MONEY
NAME                     EXERCISE    VALUE REALIZED (1)    OPTIONS AT 12/31/01    OPTIONS AT 12/31/01 (1)
----------------------  -----------  -------------------  ----------------------  ------------------------
Thomas H. McAuley             6,400  $            14,320                 251,941  $                424,770
James G. Levy                12,800               26,976                  65,241                    98,023
W. Benjamin Jones, III        3,918                6,974                 106,833                   148,949
Robert E. Mitzel              6,000               10,680                 106,833                   148,949
E. Thornton Anderson         12,800               28,640                  34,212                    54,948

(1)  Value  based  on market value of Company's Common Stock at date of exercise or the end of fiscal 2001 minus  the  exercise  price.

COMPARATIVE  STOCK  PERFORMANCE

     The line graph below compares the cumulative total shareholder return on Common Stock of the Company for the last five fiscal years with the cumulative total return on the NAREIT All REIT Total Return Index and the Russell 2000 Index over the same period. The Company is using the Russell 2000 Index because it believes that the companies comprising the Russell 2000 Index have comparable market capitalization to the Company. This comparison assumes that the value of the investment in the Company Common Stock and each index was $100 on December 31, 1996 and that all dividends were reinvested.

                                              PERIOD ENDING
                       ------------------------------------------------------------
INDEX                    12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
---------------------  ----------  --------  --------  --------  --------  --------
IRT Property Company       100.00    110.76    102.09     88.52    102.78    147.34
Russell 2000               100.00    122.36    119.25    144.60    140.23    143.71
NAREIT All REIT Index      100.00    118.86     96.49     90.24    113.61    131.25

EMPLOYMENT  AGREEMENTS

     On October 1, 1995, the Company entered into an employment agreement with Mr. McAuley as President and Chief Operating Officer of the Company, which provided, among other things, for a minimum annual base salary of $250,000, a commencement bonus of $100,000, and the opportunity to participate in such incentive bonus plans as may be determined by the Company's Board of Directors. Mr. McAuley also was granted an NSO to purchase 50,000 shares of Company Common Stock under the 1989 Plan.

     The Company entered into an Amended and Restated Employment Agreement with Mr. McAuley as of November 11, 1997. This Employment Agreement provides for an initial annual salary of $306,000 with annual reviews and permits participation in all other incentive, benefit, welfare and retirement plans offered by the Company, and the use and maintenance costs of a Company automobile (or a comparable automobile allowance). It is automatically renewable each year unless sooner terminated. Following a "Change In Control" as defined therein, Mr. McAuley may, for good reason, terminate his employment and receive the sum of 2.99 times the sum of his annual base salary and his most recent bonus. Following a Change in Control and termination of employment, the Company will continue to provide benefits to Mr. McAuley for two years, consistent with the benefits he received prior to such termination.

     As of November 11, 1997, the Company also entered into Change In Control Employment Agreements with Messrs. W. Benjamin Jones III and Robert E. Mitzel, which are generally similar to the Change In Control provisions contained in the President's Employment Agreement. The provisions of their agreements provide for payments of the sum of one year's salary and bonus in the event of a Change In Control and termination of employment, and benefits are payable for a period of one year. During the fourth quarter of 1999 and the first quarter of 2000, the Company entered into Change In Control Employment Agreements with each of Messrs. James G. Levy and E. Thornton Anderson, respectively, upon terms and conditions substantially similar to those contained in the Agreements with Messrs. Jones and Mitzel.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Beginning in 2000, the Company provided management services for two shopping centers owned principally by two real estate joint ventures in which Thomas H. McAuley, Chief Executive Officer of the Company, has economic interests of 33.3% and less than 1%, respectively. Such services are performed pursuant to management agreements which provide for fees based upon a percentage of gross revenues from the properties and other direct costs incurred in connection with management of the shopping centers. During 2001, the management fees charged by the Company to the real estate joint ventures were approximately $100,000. The Company anticipates the continuation of these management services in 2002. The Audit Committee, which is responsible for evaluating the appropriateness of all related party transactions, will review this relationship annually for significant conflicts of interest.

     In 1998, the Company loaned Messrs. McAuley, Jones and Mitzel $500,000, $250,000 and $250,000, respectively, pursuant to secured promissory notes bearing interest at 7% per annum, with interest payable quarterly. The principal is payable at the maturity of the notes on July 1, 2008. The proceeds of the notes were used by Messrs. McAuley, Jones and Mitzel to buy 47,904, 23,952 and 23,952 shares, respectively. The secured promissory notes are accompanied by a pledge agreement on all restricted shares to secure the employee obligations to the notes. The Company can release collateral in the Company's judgment at any time after July 10, 2003, provided the fair market value of the remaining collateral is not less than 200% of the then outstanding principal balance of the related note and provided further all interest payments are current.

REPORT  OF  THE  AUDIT  COMMITTEE

     The Audit Committee monitors the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors and the Audit Committee on June 9, 2000. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2001 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001.

     The Audit Committee is composed of three persons, all of whom currently are "independent directors", as defined by the New York Stock Exchange, Inc. (the "NYSE"). None of the Audit Committee members is or has been an officer or employee of the Company or any of its subsidiaries, has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates.

     The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company's independent auditors for the coming year.

     The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during 2001.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2001, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed with the Company's independent auditors, Arthur Andersen LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with Arthur Andersen LLP its independence from management and the Company, including the written disclosures, letter and other matters required of Arthur Andersen LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2001 by Arthur Andersen LLP that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2001 is compatible with maintaining Arthur Andersen LLP's independence. The Audit Committee will continue to consider developments regarding Arthur Andersen LLP's ability to continue to provide audit services to the Company. The Audit Committee may consider possible alternatives as it deems appropriate in light of such developments.

     Additionally, the Audit Committee discussed with the Company's independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission.

     The Audit Committee also recommended to the Company's Board of Directors that the Company retain Arthur Andersen LLP as the Company's independent auditors for 2002. Before making its recommendation, the Audit Committee carefully considered Arthur Andersen's qualifications, including those individuals who will lead and serve on the engagement team; the quality control procedures the firm has established and any issues raised by the most recent quality control review of the firm, which the Committee viewed as acceptable. The Audit Committee also considered that Arthur Andersen's long-term service to the Company has enabled it to provide effective and efficient service to the Company. However, the Audit Committee continues to monitor these factors and Arthur Andersen's capabilities, and may recommend the Company consider other independent auditors if the Audit Committee determines that such change would be in the best interest of the Company and its shareholders.

                                 AUDIT COMMITTEE

                          Samuel W. Kendrick, Chairman
                               Homer B. Gibbs. Jr.
                                Bruce A. Morrice

                                 March 25, 2002


INDEPENDENT  PUBLIC  ACCOUNTANTS

     Arthur Andersen LLP has been appointed by the Board of Directors as the independent public accountants for the Company for fiscal year ending December 31, 2002. On taking this action, the members of the Board and the Audit Committee considered carefully Arthur Andersen's performance for the Company since Arthur Andersen was originally retained in 1979 and their qualifications as independent auditors for the Company. This included a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team; the quality control procedures the firm has established, and any issue raised by the most recent quality control review of the firm. The Committee's review also included matters required to be considered under U.S. Securities and Exchange Commission Rules on Auditor Independence, including the nature and extent of non-audit services to ensure that they will not impair the independence of the accountants. The Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Company and its shareholders.

     Representatives of the firm of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

     Arthur Andersen LLP has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries. During the Company's 2001 fiscal year, Arthur

Andersen LLP consulted with the Company on various matters and provided professional services for the Company for fees and expenses as follows:

Audit and Review Fees                                    $136,000
Financial Information Systems Design and Implementation         -
All other fees                                            164,220
                                                         --------
   Total                                                 $300,220
                                                         ========

     As shown in the table above, the aggregate fees billed for professional services rendered by the independent accountants for the audit of the company's financial statements as of and for the fiscal year ended December 31, 2001 and for the review of the Company's quarterly reports on Form 10-Q for the year were approximately $136,000. The aggregate fees billed by the independent accountants for all other services performed for the fiscal year ended December 31, 2001 amounted to approximately $164,220, including audit-related fees of $29,500 and other fees of $134,720. Audit-related fees include statutory audits of subsidiaries, acquisition due diligence, accounting consultation, various attest services under professional standards, assistance with registration statements, comfort letters and consents. Other fees were primarily tax services. There were no services performed by the independent accountants in connection with financial information systems design and implementation.

ADDITIONAL  INFORMATION

     The  closing  price  of the Common Stock, as reported by the New York Stock
Exchange  on  March  25,  2002  was  $11.57.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company the copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to directors, executive officers, and greater than 10% beneficial owners were complied with by such persons.

IMPORTANT NOTICE REGARDING DELIVERY OF THE COMPANY'S ANNUAL DISCLOSURE DOCUMENTS

     The Company intends to send one copy of its Annual Report to Shareholders and Proxy Statement to each household at which two or more of its shareholders reside. This reduces the volume of duplicate information received by you, and reduces the Company's printing and mailing expenses. Each of the Company's shareholders, including shareholders whose materials have been "householded," will continue to receive individual Proxy Cards.

     If your household has previously received a single set of disclosure documents, but you would prefer to receive your own copy this year or in future years, then you should contact the Company at the address below. The Company will also deliver a separate copy of either its Annual Report or Proxy Statement to any shareholder upon request to the Company at the address below. Similarly, if you share an address with another Company shareholder, and you wish to receive only a single set of the Company's annual disclosure documents, then you should also contact the Company at the following address. In either case, if you hold your shares in "street name" through a bank, broker or other third party nominee holder of record, then you will need to inform the Company of the identity of such third party record holder, and the Company will work with that third party to process your request.

                               Investor Relations
                              IRT Property Company
                        200 Galleria Parkway, Suite 1400
                             Atlanta, Georgia  30339
                           Telephone:  (770) 955-4406
                           Facsimile:  (770) 988-8773

EXPENSES  OF  SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone, facsimile, internet or other means without additional compensation. The Company will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

SHAREHOLDERS'  PROPOSALS

     Proposals of shareholders intended to be presented at the 2003 annual meeting of shareholders must be received at the Company's principal executive offices on or before December 27, 2002 to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting.

OTHER  MATTERS

     The management of the Company does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Meeting and to vote your shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

ANNUAL  REPORT  ON  FORM  10-K

     Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests may be made to IRT Property Company, 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339, Attention: W. Benjamin Jones III, Executive Vice President and Secretary.

                                            IRT PROPERTY COMPANY

                                            /s/ W. Benjamin Jones III

                                            By: W. BENJAMIN JONES III
                                                Executive Vice President
                                                and Secretary

PROXY  FORM                                                          PROXY  FORM
                              IRT PROPERTY COMPANY

   Please date and sign this proxy on the reverse side and mail without delay in the enclosed envelope

                              IRT PROPERTY COMPANY
                  PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

  Proxy for Annual Meeting of Shareholders Solicited by the Board of Directors

     The undersigned hereby appoints Thomas H. McAuley and W. Benjamin Jones III, and either of them, as Proxies, each with the full power of substitution, to represent the undersigned and to vote all the shares of IRT Property Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Cobb Galleria Centre, Two Galleria Parkway, Room 106, Atlanta, Georgia 30339 on Thursday, May 30, 2002 at 11:00 A.M. local time, and any adjournments thereof (the "Meeting") (1) as hereinafter specified upon the proposals listed on the reverse side and more particularly described in the Company's proxy statement, receipts of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the Meeting.

  THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED
                              PRIOR TO ITS EXERCISE
--------------------------------------------------------------------------------

1.    ELECTION  OF  DIRECTORS

Nominees:     01)  Thomas  P.  D'Arcy
              02)  Patrick  L.  Flinn
              03)  Homer  B.  Gibbs,  Jr.
              04)  Samuel  W.  Kendrick
              05)  Thomas  H.  McAuley
              06)  Bruce  A.  Morrice

[  ]  For All  [  ]  Withhold All   [  ]  For All Except:

To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

---------------------------------

[  ]  Please  mark  this  box  if  you  plan  to  attend  the  Annual  Meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the shareholder whose signature appears below. If no direction is made, the proxy will be voted FOR Item 1, and in the discretion of the Proxies on any other matters. When signing as attorney-in-fact, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such. On joint accounts, each owner should sign.


--------------------------------------------------
Signature                         Date

--------------------------------------------------
Signature  (Joint  Owners)        Date